Mutual Undertaking Agreement


THIS MUTUAL UNDERTAKING AGREEMENT (this "Agreement") is entered into as of July 31st , 2006, between G/O International, Inc., a Colorado corporation (the "Company"), and SH Celera Capital Corporation, a Maryland corporation or its assigns (hereinafter referred to as "SH Celera").

                            RECITALS:

WHEREAS, pursuant to the Reorganization Plan and Agreement of even date herewith, (the "Reorganization Agreement") between the Company, and SH Celera, the Company has undertaken to commence an offering of a newly created class of its Series A Preferred Stock pursuant to which the Company will raise not less than $2,500,000 and up to $5,000,000 (the Contemplated Financing) and SH Celera has undertaken and agreed, subject to the conditions set forth herein, to deliver to G/O a total of 486,053 shares of its $0.001 par value per share common stock for further distribution to the shareholders of G/O, as determined at the time of the Closing of the Reorganization.

WHEREAS, each of the Company and SH Celera desire to set forth in greater detail the terms of each of their undertakings as contained in the Reorganization Agreement.

                              TERMS:

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and in the Reorganization Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Certain Definitions. As used in this Agreement (including the Recitals above), the following terms shall have the following meanings (such meanings to be equally applicable to both singular and plural forms of the terms defined):

"Common Stock" shall mean shares of SH Celera's common stock.

"Covered Security" shall have the meaning set forth in Section 18 of the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.

"Due Date" shall mean the date that is two hundred and fifty five (255) days after the date of this Mutual Undertaking Agreement.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

"Exchange Act Registration" shall mean and refer to a registration by SH Celera of its Common Stock pursuant to Section 13 or 15(d) of the Exchange Act.

"Exchange Act Registration Filing Deadline" shall mean the date that is thirty
(30) days after the date of the Qualifying Event, subject to extension, as provided herein.

"G/O" shall mean G/O International, Inc., a Colorado corporation.

"Listing Application Filing" shall mean and refer to the filing by SH Celera of an application for listing with an exchange or market system that, upon approval for listing, will qualify the SH Celera's shares of Common Stock, as a Covered Security.

"Listing Application Filing Deadline" shall mean a date that is 30 days after the completion of the Exchange Act Registration, subject to extension, as provided herein.

"SH Celera" shall mean SH Celera Capital Corporation, a Maryland corporation.

"Qualifying Event" shall mean the development of assets and a financial structure that, taken together, would qualify the shares of SH Celera's $0.001 par value per share common stock for listing on an exchange or trading market that, upon such qualification, would qualify SH Celera's $0.001 par value per share common stock, upon approval, as a "Covered Security," as defined in
Section 18 of the Securities Act.

"Register," "Registered," and "Registration" shall mean and refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, or the Exchange Act, as the case may be, or any successor rule, and the declaration or ordering of or automatic effectiveness of such registration statement or document.

"Registerable Securities" shall mean a total of 486,053 shares of the Common Stock together with any capital stock issued in replacement of, in exchange for or otherwise in respect of such Common Stock, that are issuable or issued to G/O for distribution to the shareholders of G/O pursuant to the Reorganization Agreement.

"Reorganization Agreement" shall mean that certain Reorganization Plan and Agreement between SH Celera Capital Corporation and G/O International, Inc., of even date with the Mutual Undertaking Agreement, pursuant to which this Mutual Undertaking Agreement is a part.

"SEC" shall mean the United States Securities and Exchange Commission.

"Securities Act" shall mean the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

"Securities Act Registration" shall mean and refer to a Registration by SH Celera of the Registerable Securities pursuant to the Securities Act for distribution to the shareholders of G/O.

"Securities Act Registration Filing Deadline" shall mean a date that is 30 days after the completion of the Exchange Act Registration, subject to extension as provided herein.

2. G/O Financing Undertaking. Immediately after the Closing, G/O, at its own expense, shall undertake a financing pursuant to which it will, on a best efforts basis, attempt to raise not less than $2,500,000 and up to $5,000,000 through the sale of a newly created class of its authorized preferred stock to be designated Series A Preferred Stock ("Preferred Stock"), which shall have the following rights duties and preferences:

A. A Stated Value equal to the price per share paid for the shares of Preferred Stock plus accumulated and unpaid dividends;

B. A Dividend Preference equal to: (1) a fixed annual percentage rate (to be determined by the Company's board of directors) multiplied times the Stated Value of each share of Preferred Stock, which shall be cumulative and paid before any dividends respecting any other class of shares ("Fixed Rate Dividend") plus a fixed percentage participation in distributions to shareholders, (to be determined by the Company's board of directors), which shall be paid at the time of any distribution to any of the Company' shareholders;

C. A Liquidation Preference equal to the Stated Value plus any accumulated and unpaid Fixed Rate Dividends;

D. A securitization of the Stated Value and a portion of the Fixed Rate Dividend through the purchase and deposit by the Company of a fixed rate financial instrument suitable to the purchaser(s) of the Preferred Stock;

E. Representation on the Company's board of directors or the right to attend and observe meetings of the board, at the discretion of the majority of the holders of the Preferred Stock;

F. Such other rights and privileges as the Company's board of directors, with the approval of SH Celera, shall deem appropriate and necessary to successfully complete the Contemplated Financing.

3. SH Celera Share Issuance Undertaking.

At such time as (i) the Company has a net worth of at least $2,500,000 and
(ii) SH Celera possesses such assets as required to list its shares of common stock, $0.001 par value per share, on an approved exchange, thereby qualifying its shares of common stock as a "Covered Security" (the "Qualifying Event") it shall:

3.1 Exchange Act Registration. Within 30 days after the Qualifying Event (the "Exchange Act Registration Filing Deadline"), complete and file an Exchange Act Registration respecting the Common Stock. Provided, however, that the Exchange Act Registration Filing Deadline may be extended by SH Celera, if SH Celera shall furnish to the Company a certificate signed by the Chief Executive Officer of SH Celera stating that, in the good faith judgment of the Board of Directors of SH Celera, it would be significantly disadvantageous to SH Celera and its shareholders for such an Exchange Act Registration to be filed, in which case the Exchange Act Registration Filing Deadline shall be extended for a period of not more than 30 days after the Exchange Act Registration Filing Deadline.

3.2. Securities Act Registration and Listing Application. Within 30 days after completion of the Exchange Act Registration (the Securities Act Registration Filing Deadline"), SH Celera shall, file a registration statement ("Registration Statement") on Form S-4 (or other suitable form, at SH Celera's discretion, but subject to the reasonable approval of the Company, covering the distribution and resale of the Registerable Securities to the shareholders of the Company. Simultaneous therewith (the "Listing Application Filing Deadline"), SH Celera shall file an application for listing of the Common Stock for trading on an exchange or market system that, when authorized for listing, would qualify its Common Stock as a "Covered Security" as provided in
Section 18 of the Securities Act (the "Listing Application Filing"); Provided, however, that the Securities Act Registration Filing Deadline and/or the Listing Application Filing Deadline may be extended by SH Celera, if SH Celera shall furnish to the Company a certificated signed by the Chief Executive Officer of SH Celera stating that in the good faith judgment of the Board of Directors of SH Celera it would be significantly disadvantageous to SH Celera and its shareholders for such a Securities Act Registration Statement or Listing Application Filing to be filed, in which case the Securities Act Registration Filing Deadline and the Listing Application Filing Deadline shall be extended for a period of not more than 30 days after the Securities Act Registration Filing Deadline and/or the Listing Application Filing Deadline; provided, that the combined extensions of the Securities Act Registration Filing Deadline and the Listing Application Filing Deadline may not exceed 45 days.

3.3. Securities Act Registration Effective Date. SH Celera shall use its best efforts to have the Securities Act Registration Statement declared effective by the SEC (the date of such effectiveness is referred to herein as the "Effective Date") by the Due Date and SH Celera shall keep effective any Securities Act Registration or qualification contemplated by paragraph 3.2 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document and communication for such period of time as shall be required to permit the Company to complete the distribution of the Registerable Securities covered thereby to its shareholders. SH Celera shall in no event be required to keep any such Securities Act Registration or qualification in effect for a period in excess of six months from the date on which the Company is first free to distribute such Registered Securities; provided, however, that if SH Celera is required to keep any such registration or qualification in effect beyond such period with respect to securities other than the Registered Securities, SH Celera shall keep such registration or qualification in effect as it relates to the Registerable Securities for so long as such registration or qualification remains or is required to remain in effect in respect of such other securities.

3.4 Provision of Offering Materials. In the event of a Securities Act Registration pursuant to the provisions of paragraph 3.2, SH Celera shall furnish to the Company and to each such holder such reasonable number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Securities Act and the rules and regulations there under, and such other documents as the Company or such holders may reasonably request in order to facilitate the disposition of the Registered Securities included in such Registration.

3.5 Provision of Legal Opinion. In the event of a Securities Act Registration pursuant to the provisions of paragraph 3.2, SH Celera shall furnish the Company and each holder of any shares so registered with an opinion of its counsel to the effect that (i) the registration statement has become effective under the Act and no order suspending the effectiveness of the registration statement, preventing or suspending the use of the registration statement, any preliminary prospectus, any final prospectus, or any amendment or supplement thereto has been issued, nor to such counsel's actual knowledge has the Securities and Exchange Commission or any securities or blue sky authority of any jurisdiction instituted or threatened to institute any proceedings with respect to such an order, and (ii) the registration statement and each prospectus forming a part thereof (including each preliminary prospectus), and any amendment or supplement thereto, complies as to form with the Act and the rules and regulations thereunder. If applicable, such counsel shall also provide a Blue Sky Memorandum setting forth the jurisdictions in which the Registerable Securities have been registered or qualified for distribution to the shareholders of the Company, pursuant to the provisions of paragraph 3.2.

4. Obligations of SH Celera.

     (a) Exchange Act Registration. Whenever required under this Agreement to effect the registration of the same class of SH Celera's shares as the Registerable Shares, pursuant the Exchange Act, SH Celera shall, as expeditiously as possible:

          a. Prepare and file with the Securities and Exchange Commission ("SEC") a Form 10 (with accompanying attachments) with respect to the same class of shares as the Registerable Securities and use its best efforts to cause such Registration Statement to become effective;

          b. Prepare and file with the SEC such amendments and supplements to such Form 10 as may be necessary to comply with the provisions of the Exchange Act.

          c. Promptly respond to any comment letters or inquiries received from the SEC in connection with the Form 10 or any documents filed in connection therewith in order to assure the effectiveness of the Form 10 as quickly as possible.

     (b) Obtaining Covered Securities Status. Whenever required under this Agreement to obtain Covered Securities status for the same class of securities as the Registerable Securities, SH Celera shall, as expeditiously as possible, take all actions as necessary to qualify SH Celera for listing (including all actions necessary to comply with corporate governance rules and regulations) and prepare and file an application with such exchange or market system the listing of the same class of shares as the Registerable Securities and use its best efforts to cause such listing to be approved and, upon distribution of the Registerable Securities, to become effective.

     (c) Securities Act Registration. Whenever required under this Agreement to effect the registration of any Registerable Securities under the Securities Act, SH Celera shall, as expeditiously as possible:

          a. Prepare and file with the Securities and Exchange Commission ("SEC") a Registration Statement with respect to such Registerable Securities and use its best efforts to cause such Registration Statement to become effective and to remain effective until all Registerable Securities are distributed pursuant to such Registration Statement, notwithstanding any Termination;

          b. Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement ("Amended Registration Statement") or prepare and file any additional registration statement ("Additional Registration Statement," together with the Amended Registration Statement, "Supplemental Registration Statements") as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Supplemental Registration Statements or such prior registration statement and to cover the distribution of all Registerable Securities.

          c. Furnish to the Company, and if required, each of its shareholders, such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registerable Securities owned by them.

          d. Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of the jurisdictions in which the Company's shareholders are located, of such other jurisdictions as shall be reasonably requested by the Company and of all other jurisdictions where legally required.

          e. As promptly as practicable after becoming aware of such event, notify the Company of the happening of any event of which SH Celera has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to the Company as it may reasonably request.

          f. Provide the Company with notice of the date that a Registration Statement or any Amended Registration Statement registering the resale of the Registerable Securities is declared effective by the SEC, and the date or dates when the Registration Statement is no longer effective;

          g. Provide the Company the opportunity to review the Registration Statement and all amendments or supplements thereto prior to their filing with the SEC by giving the Company at least ten (10) business days advance written prior to such filing.

          h. Provide the Company with prompt notice of the issuance by the SEC or any state securities commission or agency of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceeding for such purpose. SH Celera shall use its best efforts to prevent the issuance of any stop order and, if any is issued, to obtain the removal thereof at the earliest possible date.

5. Furnish Information. At SH Celera's request, the Company shall furnish to SH Celera such information regarding the Company and its shareholders, and the intended method of disposition of such securities to the extent required to effect the registration of its Registerable Securities under the Exchange Act and the Securities Act and under any Listing Application Filing. SH Celera shall include all information provided by the Company pursuant hereto in the Registration under the Exchange Act and the Securities Act Registrations and the Listing Application Filing, substantially in the form supplied, except to the extent such information is not permitted by law.

6. Expenses. All expenses, other than commissions and fees and expenses of counsel to the Company, incurred in connection with registrations, filings or qualifications pursuant hereto, including (without limitation) all registration, filing, listing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for SH Celera, shall be borne by SH Celera.


7. Indemnification. In the event any Registerable Securities are included in a Registration Statement under this Agreement:

     (a) To the extent permitted by law, SH Celera will indemnify and hold harmless the Company, its officers, directors, partners, legal counsel, and accountants, any underwriter (as defined in the Securities Act, or as deemed by the Securities Exchange Commission, or as indicated in a registration statement) for the Company and each person, if any, who controls the Company or underwriter within the meaning of Section 15 of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements or omissions: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, and SH Celera will reimburse the Company, its officers or directors, underwriters or controlling persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of SH Celera (which consent shall not be unreasonably withheld), nor shall SH Celera be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Company, its officers, directors, underwriters or controlling persons; provided however, that the above shall not relieve SH Celera from any other liabilities which it might otherwise have.

     (b) The Company shall indemnify and hold harmless SH Celera, its directors and officers, each underwriter and each other person, if any, who controls (within the meaning of the Securities Act) SH Celera or such other indemnified party, against any liability, joint or several, to which any such indemnified party may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or actions in respect thereof) arises out of or is based upon any omission or alleged omission by the Company to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to SH Celera by the Company specifically for use therein. The Company shall reimburse any indemnified party for any legal fees incurred in investigating or defending any such liability; provided, however, that the Company's obligations hereunder shall be limited to an amount equal to the proceeds to the Company of securities sold in any such registration; and provided further, that the Company shall be required to indemnify any party against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of such party to deliver a prospectus as required by the Securities Act.

     (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume, the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.

     (d) In the event that the indemnity provided in paragraphs (a) and/or
(b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, SH Celera and the Company agree to contribute to the aggregate claims, losses, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which SH Celera and the Company may be subject in such proportion as is appropriate to reflect the relative fault of SH Celera and the Company in connection with the statements or omissions which resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by SH Celera or by the Company. SH Celera and the Company agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each director, officer, partner, employee and agent of the Company shall have the same rights to contribution as the Company, and each person who controls SH Celera within the meaning of either the Securities Act or the Exchange Act and each director and officer of SH Celera shall have the same rights to contribution as SH Celera, subject in each case to the applicable terms and conditions of this paragraph (d).

     (e) The obligations of SH Celera and the Company under this Section 7 shall survive the resale, if any, of the Common Stock, the completion of any offering of Registerable Securities in a Registration Statement under this Agreement, and otherwise.

8. Reports Under Exchange Act. The SH Celera agrees, following the Exchange Act Registration to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144; and

     (b) use its best efforts to file with the SEC, in a timely manner, all reports and other documents required of SH Celera under the Securities Act and the Exchange Act.


9. Remedy Upon Failure to Meet Deadlines. If SH Celera fails to: (i) file the Exchange Act Registration by the Exchange Act Registration Filing Deadline; or
(ii) file the Securities Act Registration by the Securities Act Registration Deadline; or (iii) file the Listing Application by the Listing Application Filing Deadline, subject to any extensions as provided herein, or (iv) by the Due Date, deliver the Registerable Shares to the Company, for further distribution of such Shares to the shareholders of the Company in fully registered form, SH Celera shall pay the Company a cash fee of $50,000, unless such failure results primarily from delays: (i) primarily attributable to the Company or (ii) primarily resulting from the conduct of the SEC or other regulatory body in connection with the Securities Act Registration, in which case, SH Celera, as of the Due Date, unless the Due Date is mutually extended by the Company and the Consultant, shall have no further obligation to issue the Shares or to pay the Share Compensation.

10. Amendment of Undertaking Agreement. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and SH Celera. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Company and SH Celera.

11. Notices. All notices required or permitted under this Agreement shall be made in writing signed by the party making the same, shall specify the section under this Agreement pursuant to which it is given, and shall be addressed if to:

The Company:

G/O International, Inc.
18205 Burkhardt
Tomball, Texas 77377


SH Celera Capital Corporation

SH Celera Capital Corporation
14360 Sylvanfield Drive
Houston, Texas 77014

Any notice, except as otherwise provided in this Agreement, shall be made by fax and shall be deemed given at the time of transmission of the fax.

12. Termination. This Agreement shall terminate: (i) as to the Company's undertaking to complete the Contemplated Financing, on the earlier of (a) a date that is six months from the date of this Mutual Undertaking Agreement or
(b) upon successful completion of the Contemplated Financing, and (ii) as to SH Celera's undertaking to complete the Exchange Act Registration, the Securities Act Registration and the Listing Application on the date all Registerable Securities are delivered by the SH Celera as set forth in this Agreement or otherwise as provided in paragraph 9, herein above; but without prejudice to (i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination, and (ii) other indemnification obligations under this Agreement.

13. Assignment. No assignment, transfer or delegation, whether by operation of law or otherwise, of any rights or obligations under this Agreement by SH Celera or the Company, respectively, shall be made without the prior written consent of the other party,

14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Securities Act or the Exchange Act, which matters shall be construed and interpreted in accordance with such laws. Any dispute arising out of or relating to this Agreement or the breach, termination or validity hereof shall be finally settled by the federal or state courts located in Harris County, Texas.

15. Execution in Counterparts Permitted. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

16. Indemnity. Each party shall indemnify each other party against any and all claims, damages (including reasonable attorney's fees), and expenses arising out of the first party's breach of any of the terms of this Agreement.

17. Entire Agreement; Written Amendments Required. This Agreement is delivered in connection with the Reorganization Agreement, and the other documents delivered pursuant hereto and thereto and constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.


IN WITNESS WHEREOF, the undersigned have executed this Agreement as of July 31st, 2006.

G/O International, Inc.,
a Colorado corporation

By/s/Brian Rodriguez
Brian Rodriguez
Its President


SH Celera Capital Corporation,
a Maryland corporation


By/s/George Jarkesy
George Jarkesy,
Its President